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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 2004


                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


            OHIO                           1-2299                34-0117420
            ----                           ------                ----------
(State or Other Jurisdiction of       (Commission File        (I.R.S. Employer
Incorporation or Organization)             Number)           Identification No.)


                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
              (Address of Principal Executive Officers) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01. OTHER EVENTS.

         On October 22, 2004, L. Thomas Hiltz, a director of Applied Industrial Technologies, Inc. ("Applied"), entered into a Pre-Programmed Executive Stock Sale Plan on behalf of H.C.S. Foundation, of which Mr. Hiltz is one of five trustees, with Robert W. Baird & Co. Incorporated, pursuant to SEC Rule 10b5-1, to sell up to 175,000 shares of Applied common stock held by H. C. S. Foundation. The trustees, including Mr. Hiltz, have disclaimed beneficial ownership of the shares.

         A copy of the stock sale plan is attached as Exhibit 99 to this Form.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
                  ---------

                  Exhibit No. 99      Pre-Programmed Executive Stock Sale Plan
                                      entered into as of October 22, 2004
                                      between H. C. S. Foundation and Robert W.
                                      Baird & Co. Incorporated



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                        (Registrant)



                                        By:  /s/ Fred D. Bauer
                                            ----------------------
                                            Fred D. Bauer
                                            Vice President-General Counsel
                                            & Secretary



Date:  October 26, 2004


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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

    99 Pre-Programmed Executive Stock Sale Plan entered into as of October 22, 2004 between H. C. S. Foundation and Robert W. Baird & Co. Incorporated